As filed with the Securities and Exchange
                          Commission on May 18, 2001

                           PROXY STATEMENT PURSUANT
                      TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant /x/ Filed by a party other than the Registrant / /

Check the appropriate box:
                           / /  Preliminary Proxy Statement
                           / /  Definitive Proxy Statement
                           /X/  Definitive Additional Materials
                           / / Soliciting Material Pursuant to Rule 14a-12 / / Confidential, for Use of the Commission Only
                                (as permitted by rule 14a-6(e)(2))

                       MERRILL LYNCH READY ASSETS TRUST
                   MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
                    MERRILL LYNCH U.S. TREASURY MONEY FUND

                P.O. Box 9011, Princeton, New Jersey 08543-9011

------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    ----------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:
    ----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was
        determined.):
    ----------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:
    ----------------------------------------------------------------------

    (5) Total fee paid:
    ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials:
-----------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:
    -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:
    -----------------------------------------------------------------------

    (3) Filing Party:
    -----------------------------------------------------------------------

    (4) Date Filed:
    -----------------------------------------------------------------------

                       MERRILL LYNCH READY ASSETS TRUST
                   MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
                    MERRILL LYNCH U.S. TREASURY MONEY FUND

          -----------------------------------------------------------

                       **IMMEDIATE ATTENTION REQUIRED**
          -----------------------------------------------------------

                                                              May 18, 2001

Dear Shareholder:

The Annual Meeting of Shareholders at the offices of Merrill Lynch Investment Managers, L.P. on May 14th, 2001, has been adjourned to Monday, June 18, 2001 in order to give Shareholders additional time to vote on Item 4, consideration and approval of changes to the investment restrictions of your Fund. The
Board of your Fund believes that this proposal is in the best interest of Shareholders and recommends that you vote in favor of Item 4. Item 1, election of a Board of Directors of your Fund, Item 2, ratification of your Fund's independent auditors and Item 3, approval of a new master/feeder structure, were approved on May 14th.

We have not yet received voting instructions from you. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed ballot or you are present at the meeting.

For your convenience, we have established four easy methods by which to register your vote:

    1.   By Phone:             Please call Georgeson Shareholder toll free at
         ---------             1-888-610-6606.  Representatives  are  available
                               to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern
                               Time.

    2.   By Internet:          Visit www.proxyvote.com. Once there, enter the
         -----------           12-digit control number located on your proxy
                               card.

    3.   By Fax:               Fax your signed proxy ballot anytime to
         ------                1-800-733-1885.


    4.   By Mail:              Return your executed proxy in the enclosed
         -------               postage paid envelope.  Please utilize this
                               option only if methods 1, 2 and 3 are
                               unavailable, as we may not receive your executed proxy by June 18, 2001.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder at the above-mentioned number.

Thank you for your prompt attention.                                       REG

                       MERRILL LYNCH READY ASSETS TRUST
                   MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
                    MERRILL LYNCH U.S. TREASURY MONEY FUND

          -----------------------------------------------------------

                       **IMMEDIATE ATTENTION REQUIRED**
          -----------------------------------------------------------

                                                                May 18, 2001

Dear Shareholder:

The Annual Meeting of Shareholders at the offices of Merrill Lynch Investment Managers, L.P. on May 14th, 2001, has been adjourned to Monday, June 18, 2001 in order to give Shareholders additional time to vote on Item 4, consideration and approval of changes to the investment restrictions of your Fund. The
Board of your Fund believes that this proposal is in the best interest of Shareholders and recommends that you vote in favor of Item 4. Item 1, election of a Board of Directors of your Fund, Item 2, ratification of your Fund's independent auditors and Item 3, approval of a new master/feeder structure, were approved on May 14th.

We have not yet received voting instructions from you. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed ballot or you are present at the meeting.

For your convenience, we have established three easy methods by which to register your vote:

    1.   By Touchtone:         Please refer to the "800" number printed on your
         ------------          voting instruction form.

    2.   By Internet:          Visit www.proxyvote.com.  Once there, enter the
         -----------           12-digit control number located on your proxy
                               card.

    3.   By Mail:              Return your executed proxy in the enclosed
         -------               postage paid envelope.  Please utilize this
                               option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by June 18, 2001.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder toll free at 1-888-610-6606.

Thank you for your prompt attention





                                                                          OBO

                       MERRILL LYNCH READY ASSETS TRUST
                   MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
                    MERRILL LYNCH U.S. TREASURY MONEY FUND

          -----------------------------------------------------------

                       **IMMEDIATE ATTENTION REQUIRED**
          -----------------------------------------------------------

                                                                  May 18, 2001

Dear Shareholder:

The Annual Meeting of Shareholders at the offices of Merrill Lynch Investment Managers, L.P. on May 14th, 2001, has been adjourned to Monday, June 18, 2001 in order to give Shareholders additional time to vote on Item 4, consideration and approval of changes to the investment restrictions of your Fund. The
Board of your Fund believes that this proposal is in the best interest of Shareholders and recommends that you vote in favor of Item 4. Item 1, election of a Board of Directors of your Fund, Item 2, ratification of your Fund's independent auditors and Item 3, approval of a new master/feeder structure, were approved on May 14th.

We have not yet received voting instructions from you. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed ballot or you are present at the meeting.

For your convenience, we have established three easy methods by which to register your vote:

    1.   By Phone:             Please call Georgeson Shareholder toll free at
         --------              1-888-610-6606.  Representatives are available
                               to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern
                               Time.

    2.   By Internet:          Visit www.proxyvote.com.  Once there, enter the
         -----------           12-digit control number located on your proxy
                               card.

    3.   By Mail:              Return your executed proxy in the enclosed
         -------               postage paid envelope.  Please utilize this
                               option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by June 18, 2001.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder at the above-mentioned number.

Thank you for your prompt attention




                                                                         NOBO